UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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SOUTHWEST GAS HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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On May 6, 2022, Southwest Gas Holdings, Inc. (the “Company”) issued a press release with respect to the Settlement Agreement reached with Carl Icahn:

FOR IMMEDIATE RELEASE

Southwest Gas Announces Settlement with Carl Icahn

Up to Four New Directors to Join Board: Andrew W. Evans, H. Russell Frisby, Jr., Henry P. Linginfelter and

Andrew J. Teno

Expands Strategic Transactions Committee

Company Continuing Expeditious Strategic Alternatives Process to Maximize Stockholder Value

Las Vegas – May 6, 2022 – Southwest Gas Holdings, Inc. (NYSE: SWX) (“Southwest Gas” or the “Company”) today announced that it has entered into a settlement agreement (the “Agreement”) with Carl Icahn (“Mr. Icahn”) and his affiliated entities. Pursuant to the Agreement, at least three, and up to four, new directors will join the Southwest Gas Board of Directors (the “Board”). Following the 2022 Annual Meeting of Stockholders (the “Annual Meeting”), the Board will continue the previously announced review of a full range of strategic alternatives to maximize stockholder value including a sale of the Company, a separate sale of one or more of its business units and/or the spin-off of Centuri, which is expected to be tax-free to stockholders. Under the terms of the Agreement, the composition of the Board will be amended as follows:

•	Mr. Icahn has the right to appoint at least three directors effective immediately following the Annual Meeting: Andrew W. Evans, H. Russell Frisby, Jr., and Henry P. Linginfelter.

•

A fourth director (Andrew J. Teno, unless he is otherwise already appointed to the Board, in which case one of Mr. Evans, Mr. Frisby, Jr. or Mr. Linginfelter will be appointed instead) will join the Board in the event that the Company determines to not spin-off Centuri. The decision whether to spin-off Centuri will be made within 90 days after the date of the Agreement.

•	Mr. Icahn may elect to have Mr. Teno replace one of the three new directors within 90 days after the date of the Agreement.

•	Current Board members, Robert L. Boughner and Thomas A. Thomas, have resigned effective immediately following the Annual Meeting.

•	Current Board member, José A. Cárdenas, will resign from the Board if and when a fourth new director joins the Board.

•	Current Board member, E. Renae Conley, will be appointed as Chair of the Board following the Annual Meeting.

In a separate release issued today, the Company announced that the Southwest Gas Board has appointed Karen S. Haller, Executive Vice President, as President and Chief Executive Officer, effective immediately. Ms. Haller succeeds John P. Hester, President and Chief Executive Officer. Mr. Hester has also resigned from the Board, effective immediately. Ms. Haller will be appointed to the Board, immediately following the Annual Meeting.

Following the changes in the composition of the Board, the Board will comprise 11 directors, 10 of whom will be independent.

“Acting as an independent Board, we heard the valuable feedback from our stockholders and determined our best course of action was to eliminate the uncertainty of a proxy contest so as to concentrate our focus on the strategic process,” said incoming Chair of the Board Ms. Conley. “We intend to work with the new directors to maximize value for all stockholders. We commit to continued valuable engagement with our investors as we execute on our strategic plan.”

Under the terms of the Agreement, the Board’s Strategic Transactions Committee (the “Committee”) will be expanded following the Annual Meeting to comprise six members: three current directors and Committee members, Anne Mariucci, Carlos Ruisanchez and Jane Lewis-Raymond, and three new directors, Mr. Evans, Mr. Frisby, and Mr. Linginfelter. If Mr. Teno joins the Board, he may replace one of the new Committee members at Mr. Icahn’s discretion. Ms. Mariucci will continue to serve as Chair of the Committee.

Under the terms of the Agreement, Mr. Icahn will withdraw his slate of director nominees with respect to the Annual Meeting and vote in favor of the Company’s nominees. The Company will amend the terms of its stockholder rights plan to increase the triggering percentage from 10% to 24.9%. In addition, Mr. Icahn will amend his $82.50 tender offer to acquire the outstanding shares of Southwest Gas to extend the expiration date to the date that is 10 business days following the date of the amendment, and will purchase shares validly tendered and not withdrawn as of that date, subject to a cap on his aggregate ownership of 24.9%. Mr. Icahn will not further extend or amend the tender offer.

The Agreement includes customary standstill and voting commitments that will extend until 30 days prior to the end of the advance notice period for the submission of director nominees in connection with the 2023 Annual Meeting of Stockholders. In the event there is a definitive agreement for the sale of the entire Company or its natural gas utility, Southwest Gas Corporation, prior to that date, the standstill will extend until 30 days prior to the end of the advance notice period for the submission of director nominees in connection with the 2024 Annual Meeting of Stockholders.

While the standstill is in effect, Mr. Icahn has agreed to vote all of his shares in favor of any Board-approved sale of the entire Company or its natural gas utility, Southwest Gas Corporation.

Pursuant to the Agreement, Mr. Icahn has withdrawn his litigation against the Company.

The Agreement will be filed with the Securities and Exchange Commission.

Moelis & Company LLC is serving as financial advisor to the Committee and also advised on the settlement agreement. Lazard is serving as financial advisor to Southwest Gas and Morrison & Foerster LLP and Cravath, Swaine & Moore LLP are serving as legal advisors.

New Director Biographies:

About Andrew W. Evans

Mr. Evans is a retired Chief Financial Officer of Southern Company, having served in the position from 2018 to 2021. He previously served as the CEO of AGL Resources, Inc., before which he held a variety of other positions at the company from 2003 to 2018. Prior to AGL, Mr. Evans spent 9 years with Mirant Corp, a global energy provider and commodity trading company. Mr. Evans began his career at the Federal Reserve Bank of Boston. Mr. Evans holds a bachelor’s degree in economics from Emory University.

About H. Russell Frisby, Jr.

Mr. Frisby served as a Partner at the Stinson LLP law firm from September 2009 until December 2021 where he led the Telecommunications Group and was co-leader of the firm’s State Utilities Practice Group. Mr. Frisby previously served on the board of Pepco Holdings, Inc., an S&P 500 energy utility, from September 2012 until March 2016 (when it was acquired by Exelon Corporation), where he was a member of the Finance and Compensation/Human Resources Committees. Prior to its acquisition by Windstream, Mr. Frisby served on the board of PAETEC Holdings, a national Fortune 1000 competitive telecommunications company (CLEC), from February 2007 until November 2011, where he was a member of the Compensation Committee. He received the Energy Bar Association’s 2019 State Regulatory Practitioner Award for his innovation and superior advocacy. Mr. Frisby is a graduate of Yale Law School and Swarthmore College.

About Henry P. Linginfelter

Mr. Linginfelter is a recently retired executive with Southern Company Gas, a large gas utility with gas distribution and gas pipeline businesses. Mr. Linginfelter has diverse utilities experience, including regulatory engagement across multiple jurisdictions. He holds a bachelor’s degree in Industrial Management from Georgia Tech University and an MBA from the J. Mack Robinson College of Business at Georgia State University.

About Andrew J. Teno

Mr. Teno has been a portfolio manager at Icahn Capital, the entity through which Mr. Icahn manages investment funds, since October 2020. Mr. Teno previously worked at Fir Tree Partners, a New York based private investment firm that invests worldwide in public and private companies, real estate and sovereign debt, from 2011 to April 2020. Prior to that, he worked at Crestview Partners from 2009 to 2011 as an associate in their private equity business, and at Gleacher Partners, a boutique mergers and acquisitions firm, from 2007 to 2009. Mr. Teno has been a director of: FirstEnergy Corp. (NYSE: FE), an electric utility, since March 2021; Herc Holdings Inc. (NYSE: HRI), an equipment rental company, since February 2021; and Cheniere Energy, Inc. (NYSE: LNG), a liquefied natural gas company, since February 2021. Mr. Teno previously served as a director of Eco-Stim Energy Solutions from March 2017 to December 2018. Mr. Teno received an undergraduate business degree from the Wharton School at the University of Pennsylvania in 2007.

About Southwest Gas Holdings, Inc.

Southwest Gas Holdings, Inc., through its subsidiaries, engages in the business of purchasing, distributing and transporting natural gas, and providing comprehensive utility infrastructure services across North America. Southwest Gas Corporation, a wholly owned subsidiary, safely and reliably delivers natural gas to over two million customers in Arizona, California and Nevada. The Company’s MountainWest subsidiary provides natural gas storage and interstate pipeline services within the Rocky Mountain region. Centuri Group, Inc., a wholly owned subsidiary, is a strategic infrastructure services company that partners with regulated utilities to build and maintain the energy network that powers millions of homes and businesses across the United States and Canada.

How to Find Further Information

This communication does not constitute a solicitation of any vote or approval in connection with the Annual Meeting. In connection with the Annual Meeting, the Company has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”), which the Company has furnished to its stockholders in connection with the Annual Meeting. The Company may furnish additional materials in connection with the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND WHITE PROXY CARD AND OTHER DOCUMENTS WHEN SUCH INFORMATION IS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE ANNUAL MEETING. The proposals for the Annual Meeting are being made solely through the definitive proxy statement. In addition, a copy of the definitive proxy statement may be obtained free of charge from www.swgasholdings.com/proxymaterials. Security holders also may obtain, free of charge, copies of the proxy statement and any other documents filed by Company with the SEC in connection with the Annual Meeting at the SEC’s website at http://www.sec.gov, and at the Company’s website at www.swgasholdings.com.

Important Information for Investors and Stockholders: This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In response to the tender offer for the shares of the Company commenced by IEP Utility Holdings LLC and Icahn Enterprises Holdings L.P., the Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC. INVESTORS AND STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of these documents free of charge at the SEC’s website at www.sec.gov, and at the Company’s website at www.swgasholdings.com. In addition, copies of these materials may be requested from the Company’s information agent, Innisfree M&A Incorporated, toll-free at (877) 825-8621.

Forward-Looking Statements: This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding Southwest Gas Holdings, Inc. (the “Company”) and the Company’s expectations or intentions regarding the future. These forward-looking statements can often be identified by the use of words such as “will”, “predict”, “continue”, “forecast”, “expect”, “believe”, “anticipate”, “outlook”, “could”, “target”, “project”, “intend”, “plan”, “seek”, “estimate”, “should”, “may” and “assume”, as well as variations of such words and similar expressions referring to the future, and include (without limitation) statements regarding expectations with respect to a separation of Centuri, the future performance of Centuri, Southwest Gas’s dividend ratios and Southwest Gas’s future performance. A number of important factors affecting the business and financial results of the Company could cause actual results to differ materially from those stated in the forward-looking statements. These factors include, but are not limited to, the timing and amount of rate relief, changes in rate design, customer growth rates, the effects of regulation/deregulation, tax reform and related regulatory decisions, the impacts of construction activity at Centuri, whether we will separate Centuri within the anticipated timeframe and the impact to our results of operations and financial position from the separation, the potential for, and the impact of, a credit rating downgrade, the costs to integrate MountainWest, future earnings trends, inflation, sufficiency of labor markets and similar resources, seasonal patterns, the cost and management attention of ongoing litigation that the Company is currently engaged in, the effects of the pending tender offer and proxy contest brought by Carl Icahn and his affiliates, and the impacts of stock market volatility. In addition, the Company can provide no assurance that its discussions about future operating margin, operating income, COLI earnings, interest expense, and capital expenditures of the natural gas distribution segment will occur. Likewise, the Company can provide no assurance that discussions regarding utility infrastructure services segment revenues, EBITDA as a percentage of revenue, and interest expense will transpire, nor assurance regarding acquisitions or their impacts, including management’s plans or expectations related thereto, including with regard to Riggs Distler or MountainWest. Factors that could cause actual results to differ also include (without limitation) those discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in the Company’s and Southwest Gas Corporation’s current and periodic reports, including our Quarterly Reports on Form 10-Q, filed from time to time with the SEC. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its Web site or otherwise. The Company does not assume any obligation to update the forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, or otherwise.

Participants in the Solicitation: The directors and officers of the Company may be deemed to be participants in the solicitation of proxies in connection with the Annual Meeting. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC and the definitive Proxy Statement on Schedule 14A filed with the SEC in connection with the Annual Meeting. Additional information regarding the interests of such potential participants is included in other relevant materials filed with the SEC.

Contacts

For investor information, contact: Boyd Nelson, (702) 876-7237, boyd.nelson@swgas.com; or Innisfree M&A Incorporated, Scott Winter/Jennifer Shotwell/Jon Salzberger, (212) 750-5833.

For media information, contact: Sean Corbett, (702) 876-7219, sean.corbett@swgas.com; or Joele Frank, Wilkinson Brimmer Katcher, Dan Katcher / Tim Lynch, (212) 355-4449.

On May 6, 2022, the Company issued a press release with respect to the Chief Executive Officer transition:

FOR IMMEDIATE RELEASE

Southwest Gas Announces CEO Transition

Names Karen S. Haller President and Chief Executive Officer; John P. Hester Retires

LAS VEGAS – May 6, 2022 – Southwest Gas Holdings, Inc. (NYSE: SWX) (“Southwest Gas” or the “Company”) today announced that the Southwest Gas Board of Directors has appointed Karen S. Haller, Executive Vice President, as President and Chief Executive Officer, effective immediately. Ms. Haller succeeds John P. Hester, who has retired as President and Chief Executive Officer, effective immediately. Mr. Hester has also resigned from the Board, effective immediately. Ms. Haller will be appointed to the Board of Directors immediately following the 2022 Annual Meeting of Stockholders.

“Now is the time for new leadership at the Company,” said Chairman of the Board, Michael J. Melarkey. “Karen has been a significant contributor to the Southwest Gas team and has strong relationships with our key stakeholders, including employees, regulators, customers and stockholders. We are confident that she is the right leader for Southwest Gas moving forward. We remain focused on delivering stockholder value as our Strategic Transactions Committee continues to complete its process to maximize value for all Southwest Gas stockholders.”

Ms. Haller said, “It is a privilege to serve as President and CEO of Southwest Gas at such an important time for the Company. Our business will play a critical role in the energy transition across our service territories, while prioritizing safety, reliability and excellent customer service. Moving forward, I look forward to deepening the Company’s relationships with our stockholders. I also want to thank our employees for the hard work they put in each and every day and our customers for their continued support of Southwest Gas.”

Mr. Melarkey continued, “On behalf of the Board, we thank John for his many contributions during his years of service to the Company and the communities in which we operate. We wish him well for the future.”

Mr. Hester said, “It has been an honor to be a part of Southwest Gas for more than 30 years and serving as CEO over the last eight years. I am proud of what we accomplished and strongly believe in the Southwest Gas team and the value of the business.”

In a separate release issued today, Southwest Gas announced a settlement agreement with Carl Icahn.

About Karen S. Haller

Ms. Haller joined Southwest Gas in March 1997 and has served as Executive Vice President and Chief Legal and Administrative Officer of the Company since May 2018. She previously served as Senior Vice President, General Counsel and Corporate Secretary of the Company from 2017 – 2018. She holds a bachelor’s degree in finance from the University of Wyoming and received her J.D. from Cornell Law School.

About Southwest Gas Holdings, Inc.

Southwest Gas Holdings, Inc., through its subsidiaries, engages in the business of purchasing, distributing and transporting natural gas, and providing comprehensive utility infrastructure services across North America. Southwest Gas Corporation, a wholly owned subsidiary, safely and reliably delivers natural gas to over two million customers in Arizona, California and Nevada. The Company’s MountainWest subsidiary provides natural gas storage and interstate pipeline services within the Rocky Mountain region. Centuri Group, Inc., a wholly owned subsidiary, is a strategic infrastructure services company that partners with regulated utilities to build and maintain the energy network that powers millions of homes and businesses across the United States and Canada.

How to Find Further Information

This communication does not constitute a solicitation of any vote or approval in connection with the 2022 annual meeting of stockholders of Southwest Gas Holdings, Inc. (the “Company”) (the “Annual Meeting”). In connection with the Annual Meeting, the Company has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”), which the Company has furnished to its stockholders in connection with the Annual Meeting. The Company may furnish additional materials in connection with the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND WHITE PROXY CARD AND OTHER DOCUMENTS WHEN SUCH INFORMATION IS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE ANNUAL MEETING. The proposals for the Annual Meeting are being made solely through the definitive proxy statement. In addition, a copy of the definitive proxy statement may be obtained free of charge from www.swgasholdings.com/proxymaterials. Security holders also may obtain, free of charge, copies of the proxy statement and any other documents filed by Company with the SEC in connection with the Annual Meeting at the SEC’s website at http://www.sec.gov, and at the Company’s website at www.swgasholdings.com.

Important Information for Investors and Stockholders: This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In response to the tender offer for the shares of the Company commenced by IEP Utility Holdings LLC and Icahn Enterprises Holdings L.P., the Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC. INVESTORS AND STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of these documents free of charge at the SEC’s website at www.sec.gov, and at the Company’s website at www.swgasholdings.com. In addition, copies of these materials may be requested from the Company’s information agent, Innisfree M&A Incorporated, toll-free at (877) 825-8621.

Forward-Looking Statements: This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding Southwest Gas Holdings, Inc. (the “Company”) and the Company’s expectations or intentions regarding the future. These forward-looking statements can often be identified by the use of words such as “will”, “predict”, “continue”, “forecast”, “expect”, “believe”, “anticipate”, “outlook”, “could”, “target”, “project”, “intend”, “plan”, “seek”, “estimate”, “should”, “may”

and “assume”, as well as variations of such words and similar expressions referring to the future, and include (without limitation) statements regarding expectations with respect to a separation of Centuri, the future performance of Centuri, Southwest Gas’s dividend ratios and Southwest Gas’s future performance. A number of important factors affecting the business and financial results of the Company could cause actual results to differ materially from those stated in the forward-looking statements. These factors include, but are not limited to, the timing and amount of rate relief, changes in rate design, customer growth rates, the effects of regulation/deregulation, tax reform and related regulatory decisions, the impacts of construction activity at Centuri, whether we will separate Centuri within the anticipated timeframe and the impact to our results of operations and financial position from the separation, the potential for, and the impact of, a credit rating downgrade, the costs to integrate MountainWest, future earnings trends, inflation, sufficiency of labor markets and similar resources, seasonal patterns, the cost and management attention of ongoing litigation that the Company is currently engaged in, the effects of the pending tender offer and proxy contest brought by Carl Icahn and his affiliates, and the impacts of stock market volatility. In addition, the Company can provide no assurance that its discussions about future operating margin, operating income, COLI earnings, interest expense, and capital expenditures of the natural gas distribution segment will occur. Likewise, the Company can provide no assurance that discussions regarding utility infrastructure services segment revenues, EBITDA as a percentage of revenue, and interest expense will transpire, nor assurance regarding acquisitions or their impacts, including management’s plans or expectations related thereto, including with regard to Riggs Distler or MountainWest. Factors that could cause actual results to differ also include (without limitation) those discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in the Company’s and Southwest Gas Corporation’s current and periodic reports, including our Quarterly Reports on Form 10-Q, filed from time to time with the SEC. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its Web site or otherwise. The Company does not assume any obligation to update the forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, or otherwise.

Participants in the Solicitation: The directors and officers of the Company may be deemed to be participants in the solicitation of proxies in connection with the Annual Meeting. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC and the definitive Proxy Statement on Schedule 14A filed with the SEC in connection with the Annual Meeting. Additional information regarding the interests of such potential participants is included in other relevant materials filed with the SEC.

Contacts

For investor information, contact: Boyd Nelson, (702) 876-7237, boyd.nelson@swgas.com; or Innisfree M&A Incorporated, Scott Winter/Jennifer Shotwell/Jon Salzberger, (212) 750-5833.

For media information, contact: Sean Corbett, (702) 876-7219, sean.corbett@swgas.com; or Joele Frank, Wilkinson Brimmer Katcher, Dan Katcher / Tim Lynch, (212) 355-4449.

On May 6, 2022, the Company issued a press release with respect to the Rescheduled 2022 Annual Meeting of Stockholders:

FOR IMMEDIATE RELEASE

Southwest Gas Reschedules Annual Meeting to May 19, 2022

LAS VEGAS – May 6, 2022 – Southwest Gas Holdings, Inc. (NYSE: SWX) (“Southwest Gas” or the “Company”) today announced that it is rescheduling its 2022 Annual Meeting of Stockholders (the “Annual Meeting”), which was originally scheduled to be held virtually on May 12, 2022, to Thursday, May 19, 2022 at 11:00 a.m. EDT. The rescheduled meeting will be held virtually at the same website as previously announced: www.cesonlineservices.com/swx22_vm.

The Annual Meeting has been rescheduled to provide Southwest Gas stockholders adequate time to review the terms of the Company’s announced settlement agreement with Carl Icahn and his affiliated entities.

The Company notes that the record date is unchanged. As previously announced, stockholders of record as of March 21, 2022 are entitled to vote at the Annual Meeting. Stockholders who have already voted on the Company’s WHITE proxy card and do not wish to change their vote need not vote again. Stockholders who previously voted on the GOLD proxy card are urged to vote again on the WHITE proxy card to ensure their shares are represented at the Annual Meeting. Stockholders wishing to attend the virtual 2022 Annual Meeting must pre-register no later than 11:00 a.m., EDT on May 18, 2022 by following the instructions shown in the “How do I attend the Annual Meeting” section on page 2 of the Company’s Definitive Proxy Statement relating to the Annual Meeting, dated March 24, 2022. Stockholders who have already pre-registered for the virtual Annual Meeting do not need to pre-register again.

About Southwest Gas Holdings, Inc.

Southwest Gas Holdings, Inc., through its subsidiaries, engages in the business of purchasing, distributing and transporting natural gas, and providing comprehensive utility infrastructure services across North America. Southwest Gas Corporation, a wholly owned subsidiary, safely and reliably delivers natural gas to over two million customers in Arizona, California and Nevada. The Company’s MountainWest subsidiary provides natural gas storage and interstate pipeline services within the Rocky Mountain region. Centuri Group, Inc., a wholly owned subsidiary, is a strategic infrastructure services company that partners with regulated utilities to build and maintain the energy network that powers millions of homes and businesses across the United States and Canada.

How to Find Further Information

This communication does not constitute a solicitation of any vote or approval in connection with the Annual Meeting. In connection with the Annual Meeting, the Company has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”), which the Company has furnished to its stockholders in connection with the Annual Meeting. The Company may furnish additional materials in connection with the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND WHITE PROXY CARD AND OTHER DOCUMENTS WHEN SUCH INFORMATION IS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE ANNUAL MEETING. The proposals for the Annual Meeting are being made solely through the definitive proxy statement. In addition, a copy of the definitive proxy statement may be obtained free of charge from www.swgasholdings.com/proxymaterials. Security holders also may obtain, free of charge, copies of the proxy statement and any other documents filed by Company with the SEC in connection with the Annual Meeting at the SEC’s website at http://www.sec.gov, and at the Company’s website at www.swgasholdings.com.

Important Information for Investors and Stockholders: This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In response to the tender offer for the shares of the Company commenced by IEP Utility Holdings LLC and Icahn Enterprises Holdings L.P., the Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC. INVESTORS AND STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of these documents free of charge at the SEC’s website at www.sec.gov, and at the Company’s website at www.swgasholdings.com. In addition, copies of these materials may be requested from the Company’s information agent, Innisfree M&A Incorporated, toll-free at (877) 825-8621.

Forward-Looking Statements: This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding Southwest Gas Holdings, Inc. (the “Company”) and the Company’s expectations or intentions regarding the future. These forward-looking statements can often be identified by the use of words such as “will”, “predict”, “continue”, “forecast”, “expect”, “believe”, “anticipate”, “outlook”, “could”, “target”, “project”, “intend”, “plan”, “seek”, “estimate”, “should”, “may” and “assume”, as well as variations of such words and similar expressions referring to the future, and include (without limitation) statements regarding expectations with respect to a separation of Centuri, the future performance of Centuri, Southwest Gas’s dividend ratios and Southwest Gas’s future performance. A number of important factors affecting the business and financial results of the Company could cause actual results to differ materially from those stated in the forward-looking statements. These factors include, but are not limited to, the timing and amount of rate relief, changes in rate design, customer growth rates, the effects of regulation/deregulation, tax reform and related regulatory decisions, the impacts of construction activity at Centuri, whether we will separate Centuri within the anticipated timeframe and the impact to our results of operations and financial position from the separation, the potential for, and the impact of, a credit rating downgrade, the costs to integrate MountainWest, future earnings trends, inflation, sufficiency of labor markets and similar resources, seasonal patterns, the cost and management attention of ongoing litigation that the Company is currently engaged in, the effects of the pending tender offer and proxy contest brought by Carl Icahn and his affiliates, and the impacts of stock market volatility. In addition, the Company can provide no assurance that its discussions about future operating margin, operating income, COLI earnings, interest expense, and capital expenditures of the natural gas distribution segment will occur. Likewise, the Company can provide no assurance that discussions regarding utility infrastructure services segment revenues, EBITDA as a percentage of revenue, and interest expense will transpire, nor assurance regarding acquisitions or their impacts, including management’s plans or expectations related thereto, including with regard to Riggs Distler or MountainWest. Factors that could cause actual results to differ also include (without limitation) those discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in the Company’s and Southwest Gas Corporation’s current and periodic reports, including our Quarterly Reports on Form 10-Q, filed from time to time with the SEC. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its Web site or otherwise. The Company does not assume any obligation to update the forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, or otherwise.

Participants in the Solicitation: The directors and officers of the Company may be deemed to be participants in the solicitation of proxies in connection with the Annual Meeting. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC and the definitive Proxy Statement on Schedule 14A filed with the SEC in connection with the Annual Meeting. Additional information regarding the interests of such potential participants is included in other relevant materials filed with the SEC.

Contacts

For investor information, contact: Boyd Nelson, (702) 876-7237, boyd.nelson@swgas.com; or Innisfree M&A Incorporated, Scott Winter/Jennifer Shotwell/Jon Salzberger, (212) 750-5833.

For media information, contact: Sean Corbett, (702) 876-7219, sean.corbett@swgas.com; or Joele Frank, Wilkinson Brimmer Katcher, Dan Katcher / Tim Lynch, (212) 355-4449.

On May 6, 2022, the Company issued a letter to employees with respect to the Chief Executive Officer transition:

May 6, 2022

Companywide

John P. Hester to Retire Following 33-Year Career with the Company

Karen S. Haller Named President & CEO

After 33 years of dedicated service at Southwest Gas, our President and CEO, John Hester, has announced his retirement from the Company. Immediately succeeding John as President and CEO is Karen Haller.

John started his career at Southwest Gas as a regulatory analyst in 1989 and was promoted to CEO in 2015. Some of John’s significant contributions to the Company over the last 30+ years include growing our Company business to over $6B in market capitalization and over two million customers, securing rate decoupling for all Southwest Gas Corporation service areas, achieving excellent customer satisfaction ratings and more.

“It’s been an honor to serve, including the last 7 years as CEO, with some of the most talented and dedicated teammates anywhere. While I’m excited about my retirement, retiring from a company I’ve come to know as family is bittersweet, but the Company is in good hands with Karen. Karen has been a colleague and partner of mine for many years, and I am excited for her to take the reins and lead Southwest Gas into its next chapter of success. She has been a tremendous contributor to Southwest Gas in a variety of leadership roles and very few people know the ins and outs of this business like her. I am confident that Southwest Gas is poised for continued growth and even greater success under her leadership,” said John Hester.

“On behalf of Southwest Gas, I want to thank John for his many years of service to the Company. We wish him well in his retirement. The Board is looking forward to continued success under Karen’s leadership,” commented Michael Melarkey, Chairman, Southwest Gas Board of Directors.

Karen joined Southwest Gas in 1997 as Senior Counsel and received several promotions before being named Executive Vice President, Chief Legal and Administrative Officer of Southwest Gas. In her role as President and CEO, she will continue growing our businesses, preparing for the energy transition across our service territories while driving value for our stockholders, and determining the best path forward for Southwest Gas.

“I’m very excited to take this next step with all of you. I know you will join me in congratulating John on his retirement. We appreciate John’s many contributions and for building a strong culture of safety, reliability and service. I look forward to working with all Southwesters to continue our track record of success and rapid growth,” stated Karen Haller.

Please join us in congratulating Karen on her new role and wishing John a happy retirement.

How to Find Further Information

This communication does not constitute a solicitation of any vote or approval in connection with the 2022 annual meeting of stockholders of Southwest Gas Holdings, Inc. (the “Company”) (the “Annual Meeting”), scheduled to be held May 12, 2022. In connection with the Annual Meeting, the Company has filed a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”), which the Company has furnished to its stockholders in connection with the Annual Meeting. The Company may furnish additional materials in connection with the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND WHITE PROXY CARD AND OTHER DOCUMENTS WHEN SUCH INFORMATION IS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE ANNUAL MEETING. The proposals for the Annual Meeting are being made solely through the definitive proxy statement. In addition, a copy of the definitive proxy statement may be obtained free of charge from www.swgasholdings.com/proxymaterials. Security holders also may obtain, free of charge, copies of the proxy statement and any other documents filed by Company with the SEC in connection with the Annual Meeting at the SEC’s website at http://www.sec.gov, and at the Company’s website at www.swgasholdings.com.

Important Information for Investors and Stockholders: This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In response to the tender offer for the shares of the Company commenced by IEP Utility Holdings LLC and Icahn Enterprises Holdings L.P., the Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC. INVESTORS AND STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of these documents free of charge at the SEC’s website at www.sec.gov, and at the Company’s website at www.swgasholdings.com. In addition, copies of these materials may be requested from the Company’s information agent, Innisfree M&A Incorporated, toll-free at (877) 825-8621.

Forward-Looking Statements: This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding Southwest Gas Holdings, Inc. (the “Company”) and the Company’s expectations or intentions regarding the future. These forward-looking statements can often be identified by the use of words such as “will”, “predict”, “continue”, “forecast”, “expect”, “believe”, “anticipate”, “outlook”, “could”, “target”, “project”, “intend”, “plan”, “seek”, “estimate”, “should”, “may” and “assume”, as well as variations of such words and similar expressions referring to the future, and include (without limitation) statements regarding expectations with respect to a separation of Centuri, the future performance of Centuri, Southwest Gas’s dividend ratios and Southwest Gas’s future performance. A number of important factors affecting the business and financial results of the Company could cause actual results to differ materially from those stated in the forward-looking statements. These factors include, but are not limited to, the timing and amount of rate relief, changes in rate design, customer growth rates, the effects of regulation/deregulation, tax reform and related regulatory decisions, the impacts of construction activity at Centuri, whether we will separate Centuri within the anticipated timeframe and the impact to our results of operations and financial position from the separation, the potential for, and the impact of, a credit rating downgrade, the costs to integrate MountainWest, future earnings trends, inflation, sufficiency of labor markets and similar resources, seasonal patterns, the cost and management attention of ongoing litigation that the Company is currently engaged in, the effects of the pending tender offer and proxy contest brought by Carl Icahn and his affiliates, and the impacts of stock market volatility. In addition, the Company can provide no assurance that its discussions about future operating margin, operating income, COLI earnings, interest expense, and capital expenditures of the natural gas distribution segment will occur. Likewise, the Company can provide no assurance that discussions regarding utility infrastructure services segment revenues, EBITDA as a percentage of revenue, and interest expense will transpire, nor assurance regarding acquisitions or their impacts, including management’s plans or expectations related thereto, including with regard to Riggs Distler or MountainWest. Factors that could cause actual results to differ also include (without limitation) those discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in the Company’s and Southwest Gas Corporation’s current and periodic reports, including our Quarterly Reports on Form 10-Q, filed from time to time with the SEC. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its Web site or otherwise. The Company does not assume any obligation to update the forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, or otherwise.

Participants in the Solicitation: The directors and officers of the Company may be deemed to be participants in the solicitation of proxies in connection with the Annual Meeting. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC and the definitive Proxy Statement on Schedule 14A filed with the SEC in connection with the Annual Meeting. Additional information regarding the interests of such potential participants is included in other relevant materials filed with the SEC.